As of July 31, 2009, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity
CHARLES SCHWAB AND CO INC
ULTRASMALL-CAP-INVESTOR               25.31%

NATIONAL FINANCIAL SERVICES LLC
ULTRAJAPAN-SERVICE                    40.15%

CHARLES SCHWAB AND CO INC
BULL-INVESTOR			      27.57%

CHARLES SCHWAB AND CO INC
BIOTECHNOLOGY-INVESTOR		      26.39%

CHARLES SCHWAB AND CO INC
CONSUMER GOODS-INVESTOR		      86.13%

CHARLES SCHWAB AND CO INC
SEMICONDUCTOR-INVESTOR		      50.13%

CHARLES SCHWAB AND CO INC
PHARMACEUTICALS-INVESTOR	      68.75%

NATIONAL FINANCIAL SERVICES LLC
CONSUMER SERVICES-INVESTOR            38.50%

NATIONAL FINANCIAL SERVICES LLC
MOBILE TELECOMMUINCATIONS-INVESTOR    27.73%

CHARLES SCHWAB AND CO INC
TECHNOLOGY-INVESTOR	              43.02%

NATIONAL FINANCIAL SERVICES LLC
INDUSTRIALS-INVESTOR                  53.80%

TRUST COMPANY OF AMERICA
U.S. GOVERNMENT PLUS-INVESTOR         25.72%

TRUST COMPANY OF AMERICA
SHORT SMALL-CAP-INVESTOR              35.84%

NATIONAL FINANCIAL SERVICES LLC
REAL ESTATE-SERVICE                   38.51%

CHARLES SCHWAB AND CO INC
PHARMACEUTICALS-SERVICE	              68.75%

NATIONAL FINANCIAL SERVICES LLC
MOBILE TELECOMMUINCATIONS-SERVICE     27.73%

AMERITRADE INC
RISING U.S. DOLLAR-INVESTOR           31.65%

CHARLES SCHWAB AND CO INC
FALLING U.S. DOLLAR-INVESTOR	      27.66%

CHARLES SCHWAB AND CO INC
SHORT OIL & GAS-INVESTOR	      26.56%

NATIONAL FINANCIAL SERVICES LLC
ULTRAJAPAN-INVESTOR 		      40.15%

CHARLES SCHWAB AND CO INC
ULTRAJAPAN-INVESTOR	      	      30.23%

CHARLES SCHWAB AND CO INC
RISING RATES OPPORTUNITY 10-SERVICE   49.42%

AMERITRADE INC
RISING U.S. DOLLAR-SERVICE            31.65%

CHARLES SCHWAB AND CO INC
SHORT OIL & GAS-SERVICE		      26.56%

NATIONAL FINANCIAL SERVICES LLC
SMALL-CAP GROWTH-INVESTOR 	      45.43%

CHARLES SCHWAB AND CO INC
MID-CAP-INVESTOR	      	      37.08%

TRUST COMPANY OF AMERICA
ULTRASHORT INTERNATIONAL-INVESTOR     46.00%

NATIONAL FINANCIAL SERVICES LLC
ULTRALATIN AMERICA-INVESTOR 	      26.52%

NATIONAL FINANCIAL SERVICES LLC
ULTRAINTERNATIONAL-INVESTOR 	      33.27%

NATIONAL FINANCIAL SERVICES LLC
ULTRALATIN AMERICA-SERVICE 	      26.52%

NATIONAL FINANCIAL SERVICES LLC
ULTRACHINA-SERVICE	 	      39.55%


As of July 31, 2009, the following
persons or entities no longer own
more than 25% of a funds voting security.

NATIONAL FINANCIAL SERVICES LLC
ULTRASMALL-CAP-INVESTOR	 	      21.10%

NATIONAL FINANCIAL SERVICES LLC
BULL-SERVICE	 	      	      18.63%

NATIONAL FINANCIAL SERVICES LLC
ULTRASMALL-CAP-SERVICE	      	       0.00%

NATIONAL FINANCIAL SERVICES LLC
MID-CAP-SERVICE	 		       4.79%

NATIONAL FINANCIAL SERVICES LLC
BULL-INVESTOR	 	              18.63%

NATIONAL FINANCIAL SERVICES LLC
BIOTECHNOLOGY-INVESTOR	 	      21.90%

AMERITRADE INC
CONSUMER GOODS-INVESTOR	 	       0.00%

AMERITRADE INC
SEMICONDUCTOR-INVESTOR	 	       3.58%

NATIONAL FINANCIAL SERVICES LLC
SEMICONDUCTOR-INVESTOR	 	      19.06%

CHARLES SCHWAB AND CO INC
OIL & GAS-INVESTOR	      	      22.02%

NATIONAL FINANCIAL SERVICES LLC
FINANCIALS-INVESTOR	 	      19.83%

LIECHTENSTEINISCHE LANDESBANK AG
CONSUMER SERVICES-INVESTOR	       0.00%

CHARLES SCHWAB AND CO INC
MOBILE TELECOMMUNICATIONS-INVESTOR     8.59%

CHARLES SCHWAB AND CO INC
INDUSTRIALS-INVESTOR                  10.15%

NATIONAL FINANCIAL SERVICES LLC
UTILITIES-INVESTOR	 	      24.50%

NATIONAL FINANCIAL SERVICES LLC
BANKS-INVESTOR	 	              17.40%

MILLENIUM TRUST COMPANY LLC
SHORT NASDAQ-100-INVESTOR	       0.00%

MILLENIUM TRUST COMPANY LLC
SHORT SMALL-CAP-INVESTOR	       0.00%

NATIONAL FINANCIAL SERVICES LLC
SHORT SMALL-CAP-INVESTOR	      12.45%

NATIONAL FINANCIAL SERVICES LLC
LARGE-CAP VALUE-INVESTOR	      24.22%

NATIONAL FINANCIAL SERVICES LLC
BIOTECHNOLOGY-SERVICE 	              21.90%

AMERITRADE INC
CONSUMER GOODS-SERVICE	 	       0.00%

AMERITRADE INC
SEMICONDUCTOR-SERVICE	 	       3.58%

CHARLES SCHWAB AND CO INC
OIL & GAS-SERVICE	      	      22.02%

NATIONAL FINANCIAL SERVICES LLC
FINANCIALS-SERVICE	 	       0.00%

NATIONAL FINANCIAL SERVICES LLC
UTILITIES-SERVICE	 	      24.50%

NATIONAL FINANCIAL SERVICES LLC
BANKS-SERVICE		              17.40%

NATIONAL FINANCIAL SERVICES LLC
SHORT SMALL-CAP SERVICE	 	      12.45%

CHARLES SCHWAB AND CO INC
RISING RATES OPPORTUNITY-SERVICE       0.00%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-INVESTOR	      23.64%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT MID-CAP-INVESTOR	      18.59%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT SMALL-CAP-INVESTOR	      12.69%

GENWORTH FINANCIAL TRUST COMPANY
ULTRASHORT SMALL-CAP-INVESTOR	       0.00%

NATIONAL FINANCIAL SERVICES LLC
FALLING U.S. DOLLAR-INVESTOR	      23.83%

NATIONAL FINANCIAL SERVICES LLC
SHORT REAL ESTATE-INVESTOR	      22.69%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-SERVICE	      23.64%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT MID-CAP-SERVICE	      18.59%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT SMALL-CAP-SERVICE	      12.69%

RSBCO
SMALL-CAP VALUE-SERVICE	               0.00%

NATIONAL FINANCIAL SERVICES LLC
FALLING U.S. DOLLAR-SERVICE	      23.83%

NATIONAL FINANCIAL SERVICES LLC
SHORT REAL ESTATE-SERVICE	      22.69%

FIRST TRUST CORPORATION
SMALL-CAP GROWTH-INVESTOR	       0.00%

NATIONAL FINANCIAL SERVICES LLC
MID-CAP-INVESTOR	               4.79%

CHARLES SCHWAB AND CO INC
ULTRASHORT INTERNATIONAL-INVESTOR      7.09%

NATIONAL FINANCIAL SERVICES LLC
ULTRAEMERGING MARKETS-INVESTOR	      24.42%

CHARLES SCHWAB AND CO INC
ULTRASHORT EMERGING MARKETS-INVESTOR  18.37%

NATIONAL FINANCIAL SERVICES LLC
ULTRAEMERGING MARKETS-SERVICE	      24.42%

AMERITRADE INC
ULTRACHINA-INVESTOR		       6.89%